Exhibit 99.2
NABORS INDUSTRIES LTD. April 24, 2024 1Q 2024 Earnings Presentation

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics (including COVID-19) and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the amount and nature of our future capital expenditures and how we expect to fund our capital expenditures; • The occurrence of cybersecurity incidents, attacks and other breaches to our information technology systems; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; Forward Looking Statements NABORS INDUSTRIES 2 • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • potential long-lived asset impairments • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes, sanctions or tariffs; and • general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, adjusted gross margin and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Reconciliations of non-GAAP measures to the most comparable GAAP measures are provided in the Appendix at the end of this presentation.

N A B O R S . C O M 36% 47% 10% 7% 1Q 2024 Revenue by Segment U.S. Drilling International Drilling Drilling Solutions Rig Technologies 3 The Industry’s Most Innovative Technology NABORS INDUSTRIES Integrated Drilling and Technology Solutions Drilling Operations Drilling Solutions Rig Technologies Energy Transition Working in tandem to generate superior drilling performance

N A B O R S . C O M 4 Drivers of Growth Pursuing global opportunities → Leveraging our broad international footprint Expanding our customer base → Growing NDS revenue on Nabors U.S., third party, and international rigs Maintaining healthy margins in Lower 48 Drilling → Demonstrating the value of our best-in-class high-spec fleet Achieving carbon reduction → Energy transition and sustainability expansion Enabling advances in drilling → Setting the industry standard in automation and robotics Focused on Advanced Technology to Drive Solutions

N A B O R S . C O M Recent Highlights NABORS INDUSTRIES 5 Expanding Drilling Solutions and Rig Technologies content on third party rigs Deployed 2 rigs in Algeria in 1Q Additional deployments planned in Algeria, Saudi Arabia and Argentina later this year Lower 48 rig market generating 1Q daily margins of $16,011, holding above prior market cycle highs Nabors First international deployment of PowerTAP™ in Argentina, incorporates frequency converter for international market Note: For the reconciliations of adjusted EBITDA, adjusted gross margin, net debt and adjusted free cash flow to the most comparable non-GAAP measures see non-GAAP reconciliations in Appendix

N A B O R S . C O M Performance excellence in the Lower 48 6 Expanding & enhancing our International segment Five Key Value Drivers 1 Advancing technology & innovation with demonstrated results Progress on our commitment to de-lever 2 3 Leading in Sustainability and the Energy Transition 4 5

N A B O R S . C O M 1 $- $5,000 $10,000 $15,000 $20,000 Daily Gross Margin(1) $- $10,000 $20,000 $30,000 $40,000 $50,000 Daily Rig Revenue(1) Working to enhance both the top and bottom line Focus on Improving International Rig Economics Resilience Leading to Growth in Our International Segment 7 (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 1 $0 $5,000 $10,000 $15,000 $20,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 2024 Daily Gross Margin(1) $0 $10,000 $20,000 $30,000 $40,000 $50,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 2024 Daily Rig Revenue(1) Working to enhance both the top and bottom line Focus on Improving International Rig Economics Resilience Leading to Growth in Our International Segment 8 (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 1 40 45 50 55 60 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1QA 2QF 3QF 4QF 1QF 2QF 3QF 4QF 2022A 2023A 2024 2025 SANAD Estimated Average Rig Count Potential* Significant Rig Growth Trajectory in Saudi Arabia Resilience Leading to Growth in Our International Segment 9 • Awarded 15 total rigs to-date • 50 rigs to be deployed over 10 years • Five operating and three more expected in 2024 • Capital expense funded organically by SANAD • 6-year initial contracts, payout within 5 years, plus 4-year renewal at market rate Newbuild Program Generating Revenue • These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections.

N A B O R S . C O M 1 Significant Opportunity for Additional International Rigs by YE 2025 10 Actively pursuing multiple opportunities in addition to contracts in-hand * These estimates are based on current market conditions and expectations are based on information received from third parties, which are subject to change. The estimates do not represent guidance or projections. Resilience Leading to Growth in Our International Segment Contracted Potential awards, negotiations and tenders Contracted International Drilling Opportunity Set Rig Count*

N A B O R S . C O M 2 $- $5,000 $10,000 $15,000 $20,000 Daily Gross Margin(1) $- $10,000 $20,000 $30,000 $40,000 Daily Rig Revenue(1) L48 Daily Revenue and Margin above All Prior Cycle Highs Performance Excellence In The Lower-48 11 Powerful daily revenue and margins leading to free cash flow (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions

N A B O R S . C O M 2 Resilient Performance in Volatile Commodity Market Performance Excellence In The Lower-48 12 Powerful daily revenue and margins (1) Daily rig revenue and adjusted daily gross margin for drilling rigs only, does not include Nabors Drilling Solutions $0 $10,000 $20,000 $30,000 $40,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 2024 Daily Rig Revenue(1) $0 $5,000 $10,000 $15,000 $20,000 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2021 2022 2023 2024 Daily Gross Margin(1)

N A B O R S . C O M NDS Margin Gains Fueled by Increasing Penetration and Improving Service-line Mix Improving Outlook For Our Technology & Innovation 13 Adjusted gross margin of 52% in 1Q 2024 3 0% 10% 20% 30% 40% 50% 60% $- $50 $100 $150 $200 $250 $300 $350 NDS Revenue, Adjusted EBITDA & Adjusted Gross Margin % Revenue Adjusted EBITDA Adjusted GM % • 1Q 2024 Annualized

N A B O R S . C O M 0% 200% 400% 2016 2017 2018 2019 2020 2021 2022 2023 1Q 2024* NDS - U.S. Third Party Revenue Growth 0% 200% 400% 600% 800% 1000% 2016 2017 2018 2019 2020 2021 2022 2023 1Q 2024* NDS - International Revenue Growth U.S. - NBR Rigs 44% U.S. - Third Party Rigs 20% International 36% 1Q 2024 Revenue Mix NDS Targeting Third Party and International Markets Improving Outlook For Our Technology & Innovation 14 3 • 1Q 2024 Annualized

N A B O R S . C O M Independence Contract Drilling (ICD) Deploys Nabors Rig Automation to Drive Efficiency Improving Outlook For Our Technology & Innovation 15 Leveraging Nabors SmartROS® and SmartDRILL® application, ICD safely reduced connection times resulting in: • 34% savings in Weight-to-Weight connection time • 24% savings in overall average connection time • 91% utilization by the 3rd well West Texas 3 Later in the year, ICD deployed REVit® on a rig. The duo set back-to-back records resulting in: • 62% reduction in stick-slip • 9% increase in overall Rate-of-Penetration • 42% reduction in total days • Zero motor failures East Texas Well 1 Well 2 Well 3 SmartDRILL® Off SmartDRILL® On Manual vs. SmartDRILL® Connection Times Minutes 10% Improvement 17% Improvement 34% Improvement

N A B O R S . C O M $- $1.0 $2.0 $3.0 $4.0 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2018 2019 2020 2021 2022 2023 2024 Billions Net Debt Significant Headway Improving Leverage Progress on Our Commitment to De-lever 16 $1.8 billion Net Debt(1) reduction since 1Q 2018 $1.8 billion (1) Net Debt is a non-GAAP metric; see reconciliations in the Appendix 4

N A B O R S . C O M Our Energy Transition and Sustainability Strategy 17 Improve Nabors’ environmental footprint Collaborate with peers to reduce carbon output in our industry Partner in adjacent markets that leverage our talent and technologies Invest in companies developing green technologies

N A B O R S . C O M Leading in Sustainability and the Energy Transition Energy Innovation vs. Energy Exclusion Remove tradeoffs between energy sources A Shared Path Forward Leading in Sustainability and the Energy Transition 18 Capitalize on Strengths and Adjacencies Add value to adjacent industries Collaboration is Key to Success Leverage collective strengths to accelerate progress 5

N A B O R S . C O M Alternative Energy Emissions Monitoring Pursuing Multiple Decarbonization Pathways Green Fuels Energy Storage Leading in Sustainability and the Energy Transition Nabors Initiatives to Lower Emissions 19 Engine Optimization 5

N A B O R S . C O M Leading in Sustainability and the Energy Transition Emissions Monitoring Energy Storage Alternative Energy Our Venture Portfolio Future energy system needs clean, dispatchable and scalable energy solutions 20 5 Leading in Sustainability and the Energy Transition

N A B O R S . C O M 21 Ubiquitous Ability to create heat reservoirs by drilling into deep rock formations Innovative Drilling Technologies Reducing cost per energy-unit produced by using and combining new technologies Baseload Reliable and available 24/7 Renewable Subsurface heat replenished naturally Nabors and its predecessor entities have been continuously innovating in the energy sector for over 100 years Technological advancements are enabling wide-scale commercial geothermal development Leading in Sustainability and the Energy Transition Geothermal Market Technology Advancements 5

Appendix 22

N A B O R S . C O M Rig Utilization and Availability, March 31, 2024 23 Rig Fleet(1) 317 Rigs on Revenue(1) 160 Utilization(1) 50% Total U.S. Offshore 12 3 25% 15 4 27% Alaska International 130 82 63% 112 71 63% U.S. Lower-48 High Spec(2) (1) As of March 31, 2024 (2) Excludes non-high spec rigs in the Lower 48

N A B O R S . C O M March 31, December 31, March 31, 2023 2023 2024 Net income (loss) $61,060 $3,857 ($9,002) Income tax expense (benefit) 23,015 19,244 16,044 Income (loss) from continuing operations before income taxes $84,075 $23,101 $7,042 Investment (income) loss (9,866) (12,042) (10,201) Interest Expense 45,141 49,938 50,379 Other, net (42,375) 7,878 16,108 Adjusted Operating Income (loss) 76,975 68,875 63,328 Depreciation and Amortization 163,031 161,228 157,685 Adjusted EBITDA $240,006 $230,103 $221,013 (In Thousands) Three Months Ended Reconciliation of Non-GAAP Financial Measures to Net Income (Loss) 24 Adjusted EBITDA represents net income (loss) before, income taxes, investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. A reconciliation of this non-GAAP measure to net income (loss), which is the most closely comparable GAAP measure, is provided in the table below.

N A B O R S . C O M March 31, December 31, March 31, 2023 2023 2024 Lower 48 - U.S. - Drilling Adjusted operating income $ 74,071 $ 40,108 $ 39,264 Plus: General and administrative costs 5,056 4,087 4,823 Plus: Research and engineering 1,519 1,276 964 GAAP Gross Margin 80,646 45,471 45,051 Plus: Depreciation and amortization 59,507 59,545 59,733 Adjusted gross margin $ 140,153 $ 105,016 $ 104,784 Other - U.S. - Drilling Adjusted operating income $ 11,798 $ 11,386 $ 11,265 Plus: General and administrative costs 345 315 325 Plus: Research and engineering 128 89 47 GAAP Gross Margin 12,271 11,790 11,637 Plus: Depreciation and amortization 11,111 7,332 10,142 Adjusted gross margin $ 23,382 $ 19,122 $ 21,779 U.S. - Drilling Adjusted operating income $ 85,869 $ 51,494 $ 50,529 Plus: General and administrative costs 5,401 4,402 5,148 Plus: Research and engineering 1,647 1,365 1,011 GAAP Gross Margin 92,917 57,261 56,688 Plus: Depreciation and amortization 70,618 66,877 69,875 Adjusted gross margin $ 163,535 $ 124,138 $ 126,563 (In Thousands) Three Months Ended Reconciliation of U.S. Drilling Segment Adjusted Gross Margin to U.S. Drilling Segment Adjusted Operating Income 25 Adjusted gross margin by segment represents adjusted operating income (loss) plus general and administrative costs, research and engineering costs and depreciation and amortization.

N A B O R S . C O M March 31, December 31, March 31, 2023 2023 2024 Long-Term Debt $2,562,327 $2,511,519 $2,512,175 Current Debt - 629,621 - Total Debt $2,562,327 $3,141,140 $2,512,175 Cash & Short-term Investments $475,732 $1,070,178 $425,560 Net Debt $2,086,595 $2,070,962 $2,086,615 (In Thousands) Reconciliation of Net Debt to Total Debt 26 Net debt is computed by subtracting the sum of cash, cash equivalents and short-term investments from total debt. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net debt, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use this measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differently. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below.

N A B O R S . C O M (In Thousands) Three Months Ended March 31, 2024 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) $ 50,529 $ 22,476 $ 26,893 $ 4,209 $ (40,779) $ 63,328 Depreciation and amortization 69,874 80,022 4,894 2,592 303 157,685 Adjusted EBITDA $ 120,403 $ 102,498 $ 31,787 $ 6,801 $ (40,476) $ 221,013 (In Thousands) Three Months Ended December 31, 2023 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) $ 51,494 $ 18,642 $ 30,127 $ 5,788 $ (37,176) $ 68,875 Depreciation and amortization 66,877 86,898 4,375 3,023 5 5 161,228 Adjusted EBITDA $ 118,371 $ 105,540 $ 34,502 $ 8,811 $ (37,121) $ 230,103 (In Thousands) Three Months Ended March 31, 2023 U.S. Drilling International Drilling Drilling Solutions Rig Technologies Other reconciling items Total Adjusted operating income (loss) $ 85,869 $ 1,957 $ 27,138 $ 3,694 $ (41,683) $ 76,975 Depreciation and amortization 70,620 86,651 4,776 1,260 (276) 163,031 Adjusted EBITDA $ 156,489 $ 88,608 $ 31,914 $ 4,954 $ (41,959) $ 240,006 Reconciliation of Adjusted EBITDA by Segment to Adjusted Operating Income (Loss) by Segment 27 Adjusted EBITDA by segment represents adjusted income (loss) plus depreciation and amortization.

N A B O R S . C O M Three Months Ended March 31 2024 Net cash provided by operating activities $107,239 Add: Capital expenditures, net of proceeds from sales of assets (99,125) Adjusted free cash flow $ 8,114 (In Thousands) Reconciliation of Adjusted Free Cash Flow to Net Cash Provided by Operating Activities 28 Adjusted free cash flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP.

NABORS INDUSTRIES LTD. NABORS.COM NABORS CORPORATE SERVICES 515 W. Greens Road Suite 1200 Houston, TX 77067-4525 @ n a b o r s g l o b a l Contact Us: William C. Conroy, CFA VP - Corporate Development and Investor Relations William.Conroy@nabors.com Kara K. Peak Director - Corporate Development and Investor Relations Kara.Peak@nabors.com